UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Effective on September 14, 2020 (the “Effective Date”), Predictive Oncology Inc. (the “Company”) amended the terms of warrants (the “Warrants”) to purchase up to 1,424,506 shares of the Company’s common stock, par value $0.01 per share (the “Warrant Shares”), which were issued to certain holders in connection with the Company’s merger transaction (the “Merger”) with Helomics Holding Corporation (“Helomics”) on April 4, 2019. The Effective Date was the effective date of a post-effective amendment (the “Amendment”) to the Company’s Registration Statement on Form S-4 (File No. 333-228031), which registered the issuance of the Warrant Shares upon exercise of the Warrants. On the Effective Date, the Company notified the holders of the Warrants that the Company will accept an exercise price therefor of $0.845, equal to the last reported per share price of Common Stock on the Nasdaq Capital Market on September 11, 2020, amended from the original exercise price of $10.00 per share (as adjusted for a one-for-ten (1:10) reverse stock split that was effective on October 29, 2019). The Warrants were issued on April 4, 2019 to holders of warrants in Helomics that accepted an exchange offer related to the Merger; the Warrants expire on April 4, 2024.

The foregoing description of the material terms of the Warrants is not complete and is qualified in its entirety by reference to the full text of the form thereof, a copy of which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (incorporated by reference to Annex H of the Registration Statement on Form S-4 filed by the Company on October 29, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.
By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

September 16, 2020